                                                                    EXHIBIT 10.1

                               EXTENSION AGREEMENT

            THIS  EXTENSION  AGREEMENT  is made and entered  into as of June 24,
2005, by and among LYNCH SYSTEMS, INC. ("Borrower"), a South Dakota corporation;
LYNCH  CORPORATION,  an Indiana  corporation  ("Guarantor");  and SUNTRUST  BANK
("Lender"), a Georgia banking corporation.

                                    RECITALS:

            Lender and  Borrower  entered  into a certain  Amended and  Restated
Credit  Agreement  dated  June 10,  2002 (as at any time  amended,  the  "Credit
Agreement"),  pursuant  to which  Lender made  available a revolving  credit and letter of credit  facility to  Borrower,  which  revolving  credit and letter of credit  facility  is  secured  by  security  interests  in and liens upon all or substantially  all of the assets of Borrower and are guaranteed  unconditionally by Guarantor.

            Lender made a term loan (the "Term  Loan") to Borrower as  evidenced by a certain  Term Loan  Promissory  Note,  dated August 4, 2003 in the original principal amount of $498,000 (as at any time amended, the "Term Note"),  payment of which is secured by, among other  things,  a lien upon and security  title to certain real  property of Borrower  pursuant to the terms of a certain  Security
Deed and Agreement made as of March 30, 2001, between Borrower and Lender (as at any time amended, the "Security Deed"; together with the Term Note and all other agreements  and  instruments  executed in connection  therewith,  the "Term Loan
Documents").

            Events of Default  under (and as  defined  in) the Credit  Agreement exist  and are  continuing,  in  consequence  of which  Lender  is  entitled  to terminate  further advances to Borrower,  to declare the entire balance owing to it from  Borrower to be  immediately  due and payable,  to enforce its liens and security interests in the collateral  securing its claims against Borrower,  and to enforce its claims against Guarantor.

            All of the liabilities and  obligations  under the Credit  Agreement and the Term Note became due and payable on May 31, 2005.

            Borrower and  Guarantor  desire that Lender  extend the due date for repayment of the Obligations to the Termination  Date (as hereinafter  defined);
continue to make credit available to Borrower prior to the Termination Date; and
allow  Borrower to use Cash  Collateral  (as  hereinafter  defined) prior to the
Termination Date.

            Lender  is  willing  to  extend  the due date for  repayment  of the
Obligations,  to continue  making  credit  available to  Borrower,  and to allow
Borrower  to use  Cash  Collateral  under  the  terms  and  conditions  of  this
Agreement.

            NOW,  THEREFORE,  for  TEN  DOLLARS  ($10.00)  in hand  paid  and in consideration  of the premises and the mutual covenants  herein  contained,  the parties hereto, intending to be legally bound hereby, agree as follows:

            1. DEFINITIONS; RULES OF CONSTRUCTION.

               (a) Capitalized  terms used in this Agreement,  unless  otherwise defined,  shall have the meaning ascribed to such terms in the Credit Agreement.
In  addition,  as used  herein,  the  following  terms  shall have the  meanings ascribed to them:

               "ACCEPTABLE  COMMITMENT  LETTER"  shall mean a commitment  letter that is issued by a bank or other financial  institution  acceptable to Lender, provides for Take-Out Financing on or before the last day of the Extension Period and has no due diligence, credit approval or
            other   conditions   precedent  to  funding  other  than   customary
            conditions relating to documentation and closing.

               "AGREEMENT" shall mean this Agreement.

               "APPLICABLE  LAW"  shall  mean all laws,  rules  and  regulations applicable  to the Person,  conduct,  transaction,  covenant or Loan
            Document  in  question,  including  all  applicable  common  law and equitable  principles;  all  provisions  of  all  applicable  state, federal and foreign constitutions,  statutes, rules, regulations and orders of governmental bodies; and all orders, judgments and decrees of all courts and arbitrators.

               "AVAILABILITY"   shall  mean,  on  any  date,   the  sum  of  (i)
            eighty-five   percent   (85%)  of  Borrower's   aggregate   Eligible
            Receivables   less  taxes,   discounts,   credits,   allowances  and
            Retainages, plus (ii) fifty percent (50%) of the value (at the lower of cost  or  market  and in  accordance  with  GAAP)  of  Borrower's
            Eligible Inventory.

               "BORROWING BASE CERTIFICATE" shall mean a certificate executed by
            Borrower  in favor of Lender,  in a form  acceptable  to Lender,  by which Borrower shall certify to Lender the amount of Availability on the date of such certificate  (and showing the calculation  thereof, including  all Eligible  Accounts  and Eligible  Inventory as of the
            date of the certificate)

               "CASH COLLATERAL" shall mean cash proceeds of Borrower's Accounts
            Receivable  collected  by Borrower  from its Account  Debtors in the ordinary course of business.

               "COLLECTIONS" shall mean all proceeds received from a sale, lease or other disposition of any of the Collateral, including payments by
            Borrower's  customers and any proceeds of insurance  relating to any of the Collateral.

               "ELIGIBLE  RECEIVABLE"  shall mean each  Eligible  Export-Related
            Accounts and each Accounts  Receivable that is not an Export-Related
            Account Receivable but that is acceptable to Lender and deemed to be eligible by Lender in the exercise of its customary credit judgment;
            PROVIDED,  HOWEVER,  that no Account  Receivable shall qualify as an
            Eligible  Receivable if (a) it does not arise from the sale of goods or the  performance of services in the ordinary course of Borrower's business, (b) it is not subject to a valid, perfected first priority
            Lien in  favor  of  Lender,  (c)  any  covenant,  representation  or warranty  contained  in the Credit  Documents  with  respect to such
            Account  Receivable  has  been  breached,  (d)  it is not  owned  by
            Borrower  or it is is  subject to any right,  claim or  interest  of another  Person  other  than the Lien in favor of  Lender,  (e) with

                                      -2-

            respect to such  Account  Receivable  an invoice  has not been sent, except in the case of Percentage of Completion Accounts  Receivable,
            (f) it arises from the sale of defense articles or defense services,
            (g) it is due and payable  more that one hundred  eighty  (180) days from  the date of the  invoice,  with the  exception  of an  Account
            Receivable for Retainage  which may not (x) exceed ten percent (10%)
            of  the  aggregate  amount  that  Borrower  is to  receive  under  a particular  Domestic  Contract  and (y) be for a term  greater  than thirteen (13) months,  (h) it is not paid within sixty (60) calendar days from its original due date,  (i) it arises from a sale of goods to or  performance  of services  from an Affiliate  of Borrower,  an employee of borrower,  a  stockholder  of Borrower,  a subsidiary of
            Borrower,  a Person  with a  controlling  interest  in Borrower or a
            Person which shares common controlling ownership with Borrower,  (j)
            it is backed by a letter of credit  unless the goods  covered by the subject  letter of credit have been  shipped,  except in the case of
            Percentage of Completion  Accounts  Receivable,  (k) Lender,  in its
            reasonable judgment, deems such Account Receivable uncollectible for any  reason,  (l) it is due and  payable  in a  currency  other than
            Dollars,  (m) it is due and payable from a military  Account Debtor,
            (n) it is due and payable  from an Account  Debtor who applies  for, suffers,  or  consents  to the  appointment  of,  or the  taking  of possession  by, a  receiver,  custodian,  trustee or  liquidator  of itself or of all or a  substantial  part of its  property or calls a meeting of its  creditors;  admits in writing its  inability,  or is generally  unable,  to pay its  debts as they  become  due or ceases operations of its present business;  makes a general  assignment for the benefit of creditors; commences a voluntary case under any state or federal  bankruptcy  laws (as now or hereinafter  in effect);  is adjudicated as bankruptcy or insolvent;  files a petition seeking to take  advantage of any other  petition  which is filed against it in any involuntary case under such bankruptcy laws; or takes any action for the purpose of  effecting  any of the  foregoing,  (o) it arises from a  bill-and-hold,  guaranteed  sale,  sale-and-return,  sale on approval,  consignment or any other repurchase or return basis or is evidenced  by  chattel  paper,  (p) the  goods  giving  rise to such
            Account  Receivable  have not been shipped to the Account  Debtor or the services  giving rise to such Account  Receivable  have not been performed by Borrower or the Account  Receivable  otherwise does not represent  a  final  sale,  except  in the  case  of  Percentage  of
            Completion  Accounts  receivable,  (q) it is subject to any  offset, deduction,  defense,  dispute, or counterclaim or the Account Debtor is also a creditor or supplier of Borrower or the Account Receivable is  contingent  in any respect or for any reason,  (r)  Borrower has made  any  agreement  with  the  Account  Debtor  for any  deduction therefrom,  except for discounts or allowances  made in the ordinary course of business  for prompt  payment,  all of which  discounts or allowances  are  reflected in the  calculation  of the face value of each respective  invoice releated  thereto,  or (s) any of the goods giving rise to such Account Receivable have been returned,  rejected or repossesed.

               "ELIGIBLE  INVENTORY"  shall  mean  all  Eligible  Export-Related
            Inventory and all Inventory that is not Export-Related Inventory but that is finished  goods and is acceptable to Lender and deemed to be eligible by Lender in the exercise of its customary credit judgment;
            PROVIDED,  HOWEVER,  that no  Inventory  shall  qualify as  Eligible
            Inventory  if (a) it is not  subject  to a  valid,  perfected  first priority  Lien in favor of  Lender,  (b) it is located at an address that has not been  disclosed to Lender in writing,  (c) it is placed by Borrower on consignment  or held by Borrower on consignment  from another Person, (d) it consists of raw materials, work in process or materials  used or consumed or to be used or consumed in  Borrower's

                                      -3-

            business or in the  processing,  production,  packaging,  promotion, delivery or shipping of Inventory,  (e) it is in the possession of a processor or bailee,  or located on premises  leased or subleased to
            Borrower,  or on premises subject to a mortgage in favor of a Person other than Lender,  unless such  processor or bailee or mortgagee or the lessor or  sublessor of such  premises,  as the case may be, has executed and delivered all documentation  which Lender shall require to evidence the  subordination or other limitation or extinguishment of such Person's  rights with respect to such Inventory and Lender's right to gain access thereto, (f) it is produced in violation of the
            Fair Labor  Standards  Act or subject to the "hot goods"  provisions contained in 29 U.S.C. ss. 215 or any successor  statute or section,
            (g) as to such Inventory,  any covenant,  representation or warranty with respect to such Inventory contained in the Credit Documents has been breached, (h) it is not located in the United States, (i) it is demonstration  Inventory,  (j) it consists of  proprietary  software
            (i.e.  software designed solely for Borrower's  internal use and not intended  for  resale),  (k)  it  is  damaged,  obsolete,  returned, defective, recalled or unfit for further processing, (l) it has been previously  exported  from the  United  States,  (m) it  constitutes
            defense  articles  or  defense   services,   or  (n)  it  is  to  be
            incorporated  into  goods  whose  sale  would  result in an  Account
            Receivable which would not be an Eligible Receivable.

               "EXTENSION  CONDITIONS"  shall mean the  conditions  to  Lender's extension of the due date of the  Obligations set forth in Section 4 of this Agreement.

               "EXTENSION  PERIOD" shall mean the period  commencing on the date of this  Agreement  and ending at 5:00  o'clock p.m. on the close of business on August 31, 2005;  provided that if Borrower  delivers to
            Lender an  Acceptable  Commitment  Letter after July 31,  2005,  but before August 31, 2005, and each of the Extension Conditions remains satisfied,  the  Extension  Period  shall  be  deemed  to have  been extended to 5:00  o'clock  p.m. on the close of business on the date that is 30 days after the date of Lender's receipt of the Acceptable
            Commitment Letter.

               "INSOLVENCY PROCEEDING" shall mean any action, case or proceeding commenced by or against a Person,  or any  agreement of such Person, for (a) the entry of an order for  relief  under any  chapter of the
            Bankruptcy Code or other  insolvency or debt adjustment law (whether state,  federal or  foreign);  (b) the  appointment  of a  receiver, trustee,  liquidator or other  custodial for such Person or any part of its property; (c) an assignment or trust mortgage for the benefit of creditors of such Person; or (d) the liquidation,  dissolution or winding up of the affairs of such Person.

               "LOAN  DOCUMENTS"  shall mean the Credit  Documents  and the Term
            Loan Documents.

               "OBLIGATIONS"  shall  mean  all  liabilities,   indebtedness  and
            obligations at any time owing by Borrower to Lender,  whether direct or indirect,  absolute or contingent,  due or to become due, secured or unsecured or  liquidated  or  unliquidated,  including all of the
            Revolver Obligations and all of the Term Loan Obligations.

               "OBLIGORS" shall mean Borrower and Guarantor.

                                      -4-

               "OVERADVANCE"  shall  mean,  on any  date of  determination,  the amount by which the outstanding Revolver Obligations  (including all undrawn Letters of Credit at 102% of the face amount of such Letters of Credit and all fees and expenses  incurred by Lender) exceeds the
            Availability.

               "PAID IN FULL" shall mean, with reference to the Obligations, the full,  final  and  indefeasible  payment  in  full  of all  of  such
            Obligations,  the  termination  of all  commitments  and  any  other obligations  that Lender may have under any of the Credit  Documents to  extend  or renew  credit,  and the  depositing  with  Lender  by
            Borrower of cash in an amount equal to 102% of the aggregate undrawn amount of all Letters of Credit outstanding and all other contingent obligations at the time due and owing Lender.

               "PAYROLL TAXES" shall mean all taxes and deposits  required to be paid or withheld from the wages or salaries of Borrower's employees.

               "REVOLVER  OBLIGATIONS" shall mean all of the "Obligations" under
            (and as defined in) the Credit Agreement.

               "STIPULATED DEFAULTS" shall mean the Events of Default referenced in Section 2(c) of this Agreement.

               "TAKE-OUT  FINANCING"  shall mean financing  procured by Borrower from a third-party financing source in an amount sufficient to cause all of the  Obligations  to be Paid in Full at or before  the end of the Extension Period.

               "TERMINATION  DATE"  shall  mean the  sooner to occur of (a) 5:01
            o'clock p.m. on the last day of the Extension Period or (b) the date on which the Extension Period terminates as provided in Section 5 of this Agreement.

               "TERM LOAN OBLIGATIONS" shall mean all indebtedness,  liabilities and  obligations at any time owed by Borrower to Lender under any of the Term Loan Documents.

               (b) The terms "herein,"  "hereof" and "hereunder" and other words of similar  import refer to this  Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders.  All references to statutes and related  regulations  shall include any amendments of same and any  successor  statutes and  regulations;  to any of the
Loan Documents shall include any and all  modifications  thereto and any and all restatements,  extensions  or  renewals  thereof;  to any Person  shall mean and include the successors and permitted  assigns of such Person; to "including" and
"include" shall be understood to mean "including,  without limitation" (and, for purposes of this Agreement and each other Loan Document,  the parties agree that the  rule of  ejusdem  generis  shall  not be  applicable  to  limit  a  general statement,  which is  followed by or  referable  to an  enumeration  of specific matters to matters  similar to the matters  specifically  mentioned);  or to the time of day  shall  mean  the  time of day on the day in  question  in  Atlanta,
Georgia, unless otherwise expressly provided in this Agreement.

            2.  ACKNOWLEDGMENTS  AND  STIPULATIONS  BY  OBLIGORS.  Each  Obligor
acknowledges,  stipulates  and agrees  that (a) as of the opening of business on
June 20, 2005,  the aggregate  principal  balance of Loans  outstanding  totaled

                                      -5-

$1,756,096.50,  the aggregate  undrawn  amount of Letters of Credit  outstanding totaled  $2,322,762.40,  and the  unpaid  principal  balance  of the  Term  Loan
Obligations totaled $406,005.53, in each case exclusive of interest, fees, other charges and  attorneys'  fees at any time  payable by Borrower  under any of the
Loan Documents;  (b) all of the Obligations  (other than contingent  obligations with respect to the undrawn  amount of Letters of Credit) are absolutely due and payable  by  Obligors  to  Lender  without  any  defense,  deduction,  offset or counterclaim (and, to the extent Obligors had any defense,  deduction, offset or counterclaim  on the date  hereof,  the same is hereby  waived);  (c)  Events of
Default  have  occurred  and  now  exist  under  the  Credit  Documents  and are continuing by reason of Borrower's  failure to cause the  Obligations to be Paid in Full on May 31, 2005, and Borrower's  breach of its obligations under Section
8.07 of the  Credit  Agreement  (and,  such  Event of  Default  under the Credit
Agreement  is also a  default  under  the Term  Note);  (d) the  Loan  Documents executed by Borrower are legal,  valid and binding  obligations  of Borrower and are  enforceable  against  Borrower  in  accordance  with their  terms;  (e) the security  interests  and  other  liens  granted  by  Borrower  to  Lender in the
Collateral are duly perfected,  first priority security interests and liens; (f)
the Guaranty is a legal,  valid and binding  obligation  of the Guarantor and is enforceable  against  Guarantor in  accordance  with its terms;  (g) each of the recitals contained at the beginning of this Agreement are true and correct;  and
(h) prior to executing this Agreement,  each Obligor  consulted with and had the benefit of advice of legal counsel of its own selection and each has relied upon the advice of such  counsel,  and in no part upon any  representation  of Lender concerning the legal effects of this Agreement or any provision hereof.

            3. AGREEMENT TO EXTEND.  If and for so long as each of the Extension
Conditions is satisfied,  Lender agrees that during the Extension Period it will not, solely by reason of the existence on this date of the Stipulated  Defaults,
(i) exercise any default remedy  available to Lender under any of the other Loan
Documents or Applicable  Law to enforce  collection  from Obligors of any of the
Obligations  or to  foreclose  its  security  interest in any of the  Collateral during  the  Extension  Period;  or (ii)  enforce  Section  10.14 of the  Credit
Agreement,  which requires the deposit to the Cash Collateral  Account of monies equal to 102% of the undrawn  amount of outstanding  Letters of Credit,  but the foregoing  shall  not in any  event be  deemed  to  constitute  a waiver  of any
Lender's  right to require  the  deposit of such  monies to the Cash  Collateral
Account on or after the Termination Date or in accordance with the provisions of
Section 6 of this  Agreement.  Nothing in this  Agreement  shall be construed to alter the demand  nature of that  portion of the  Obligations  payable on demand under the terms of any of the Loan Documents.

            4. EXTENSION  CONDITIONS.  The following conditions shall constitute
Extension  Conditions,  the timely  satisfaction  of each and every one of which during the  Extension  Period shall be a condition to all  agreements  of Lender hereunder:

               (a) Each  Obligor  duly and  punctually  observes,  performs  and discharges  each and every  obligation  and covenant on its part to be performed under this Agreement;

               (b) No  Event  of  Default  occurs  or  exists  (other  than  the
Stipulated  Defaults  that are in existence on the date hereof) and each Obligor strictly complies with all of the terms,  conditions and covenants  contained in each of the Loan Documents that are applicable to such Obligor;

                                      -6-

               (c) No Insolvency  Proceeding  is commenced by or against  either
Obligor;

               (d)  No  material  adverse  change  occurs  in  either  Obligor's business, prospects or financial condition after the date hereof;

               (e) All of the Obligations are Paid in Full on or before the last day of the Extension Period;

               (f) Guarantor does not attempt to revoke or terminate, or dispute
Guarantor's liability under, Guarantor's Guaranty;

               (g) No  representation or warranty made by either Obligor in this
Agreement proves to have been false or misleading in any material respect;

               (h) Borrower  timely  deducts from the wages of its employees and makes timely and proper  deposits  for all Payroll  Taxes as the same became due and payable,  and if, as and when requested to do so by Lender,  provides Lender with proof of all deposits for Payroll Taxes;

               (i)  Borrower  is able to pay and does  pay,  as the  same  shall become due and  payable,  all debts  incurred  by  Borrower on or after the date hereof;

               (j) No Person to whom  Borrower  is indebted  for money  borrowed accelerates the maturity or demands payment of such indebtedness, in whole or in part; and

               (k)  Borrower  diligently  and in good faith  attempts to procure
Take-Out  Financing  on or  before  the last  day of the  Extension  Period  and periodically  apprises  Lender of the status of its  attempts  to  procure  such
Take-Out Financing.

            5.  TERMINATION  OF  EXTENSION.  If any one or more of the Extension
Conditions is not satisfied,  then (i) Lender's agreement to extend the maturity of the Obligations shall at Lender's election,  but without further notice to or
demand  upon  Obligors,   terminate,  (ii)  all  of  the  Obligations  shall  be
immediately  due and  payable  without  any  further  notice to or  demand  upon
Obligors,  all of which notice and demand each Obligor hereby waives,  (iii) all
Cash  Collateral  and other  Collections  in the possession of Borrower shall be immediately remitted by Borrower to Lender, and (iv) Lender shall thereupon have and may exercise from time to time all of the remedies available to it under the
Loan Documents and  Applicable  Law as a consequence of an Event of Default.  On and after the Termination  Date, all of the Obligations shall be immediately due and  payable and Lender  shall be  authorized,  at any time and without  further notice to or demand  upon  Obligors or any other  Person,  to enforce all of its remedies under the Loan Documents and Applicable Law.

            6. FINANCING DURING EXTENSION PERIOD; USE OF CASH COLLATERAL.

               (a)  During  the  period  from  the  date   hereof   through  the
Termination  Date,  Borrower shall not be permitted to obtain any Loans pursuant to the Credit  Agreement or otherwise,  but may obtain renewals or extensions of existing Letters of Credit and may obtain the issuance of new Letters of Credit, provided  that (i) each Letter of Credit that is renewed,  extended or issued on

                                      -7-

or after the date hereof is secured by a deposit with Lender of cash  collateral in an amount equal to 102% of the undrawn amount of such Letter of Credit,  (ii)
each Letter of Credit that is renewed, extended or issued after the date of this
Agreement  has an expiry  date that does not extend  beyond  August 31, 2005 and
(iii) the  aggregate  undrawn  amount of all Letters of Credit  issued after the date hereof does not exceed $200,000.  Except as expressly stated above,  Lender shall have no obligation to extend credit to Borrower at any time.

               (b)  During  the  period  from  the  date   hereof   through  the
Termination  Date,  but only for so long as each of the Extension  Conditions is and remains satisfied, Borrower shall be permitted to utilize Cash Collateral in the ordinary course of business to pay costs and expenses of its operations, but not for any purpose for which Borrower  would be prohibited  from using proceeds of Loans;  PROVIDED,  HOWEVER,  that  Borrower  shall cease  spending,  using or otherwise  disposing  of any  Cash  Collateral  and  shall  turn  over  all Cash
Collateral  then or  thereafter  in its  possession  to Lender on the earlier to occur of (i) the Termination Date or (ii) the date on which any of the Extension
Conditions is not  satisfied;  and PROVIDED,  FURTHER,  that on any date that an
Overadvance  exists,  Borrower shall use all Cash  Collateral then or thereafter coming  into  its  possession  to repay  such  Overadvance  prior to using  Cash
Collateral for any other purpose.

            7. APPLICABLE RATE OF INTEREST.

               (a) From and  after  the date of this  Agreement,  and  except as otherwise provided in this Section 7, interest shall accrue (i) on the principal amount of the Revolver  Obligations  outstanding from time to time at a variable rate per annum equal to the Adjusted  Monthly LIBOR Index Rate  (adjusted on the first LIBOR  Business Day of each LIBOR  period) plus 200 basis  points,  all as more fully set forth in the Credit  Agreement,  and (ii) on the unpaid principal balance  of the Term Loan  Obligations  outstanding  at the rate of  5-1/2%  per annum, calculated and paid in accordance with the terms of the Term Note.

               (b) If by June 30, 2005,  Borrower has not  delivered to Lender a term sheet,  proposal letter or other writing  definitively  evidencing the fact that Borrower is engaged in active  discussions  with a bank or other  financial institution to provide Take-Out Financing, then the otherwise applicable rate of interest with respect to the principal  balance of the Revolver  Obligations and the Term Loan Obligations shall be increased by 100 basis points, effective July
1, 2005.

               (c) If by July 31, 2005,  Borrower has not delivered to Lender an
Acceptable  Commitment  Letter,  then the otherwise  applicable rate of interest with  respect to the Revolver  Obligations  and Term Loan  Obligations  shall be increased  by an  additional  100 basis  points (in addition to and after giving effect  to any  increase  provided  for in  paragraph  (b) of this  Section  7), effective August 1, 2005.

               (d) During the  Extension  Period,  and provided that each of the
Extension  Conditions is satisfied,  Lender shall not be authorized to charge or collect any default rate of interest that Lender would  otherwise be entitled to charge  or  collect  in the  absence  of this  Agreement,  but on and  after the
Termination  Date Lender may charge and collect such default rate of interest to the extent authorized by the Loan Documents.

                                      -8-

            8. ADDITIONAL COVENANTS.  During the Extension Period and thereafter for so long as any of the Obligations is outstanding, Borrower shall not pay any cash or  distribute  any other  property  to or for the  benefit of Parent,  any
Subsidiary of Borrower or any Affiliate of Borrower,  Parent or any  Subsidiary,
whether as a dividend  or other  distribution  or as payment of any  management, consulting  or other fees at any time incurred by Borrower to or in favor of any of such  Persons;  and Borrower  shall not incur any  Indebtedness  for borrowed money unless at the time of such incurrence,  and from the proceeds thereof, all of the Obligations  are Paid in Full. If an Overadvance  occurs or exists at any time during the Extension Period,  then without further notice to or demand upon the Obligors,  Borrower  shall pay to Lender the amount of such  Overadvance  in immediately available funds.

            9. APPLICATION OF PROCEEDS. Each Obligor hereby waives the right, if any, to direct the manner in which Lender  applies any payments,  Collections or other  Collateral  proceeds to the Obligations  and agrees that  notwithstanding anything to the contrary in the Credit  Agreement,  Lender may apply and reapply all such payments,  Collections or proceeds to the  Obligations as Lender in its sole and absolute discretion elects from time to time.

            10.   BORROWING   BASE   CERTIFICATES;   AUDITS  AND  INSPECTION  OF
COLLATERAL.  On or before June 15, 2005, June 30, 2005, July 15, 2005 and August
15, 2005, and in addition not later than five (5) Business Days after Borrower's receipt of a written  request  for a Borrowing  Base  Certificate  from  Lender,
Borrower  shall  provide  to  Lender a  current,  duly  completed  and  executed
Borrowing  Base  Certificate.  Without  limiting  Lender's  audit and inspection rights  under the Loan  Documents,  Borrower  shall  permit  Lender and Lender's representatives and agents to inspect,  evaluate and audit the Collateral and to inspect, audit and make copies of any of Borrower's books and records (including computer records) maintained by or on behalf of Borrower at any time.

            11.  REPRESENTATIONS  AND  WARRANTIES  OF  OBLIGORS.   Each  Obligor
represents and warrants that (a) no Default or Event of Default exists under the
Loan Documents,  except for the Stipulated Defaults that are in existence on the date  hereof;  (b) subject to the  existence  of the  Stipulated  Defaults,  the representations  and warranties of Borrower contained in the Loan Documents were true and correct in all material  respects when made and continue to be true and correct in all material respects on the date hereof; (c) the execution, delivery and  performance  by  Obligors of this  Agreement  and the  consummation  of the transactions contemplated hereby are within the corporate powers of Obligors and have been  duly  authorized  by all  necessary  corporate  action on the part of
Obligors,  do  not  require  any  approval  or  consent,  or  filing  with,  any governmental agency or authority, do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination  or award  presently in effect in which either Obligor is named or any provision of the charter  documents of either Obligor and do not result in a breach of or  constitute a default  under any  agreement or  instrument to which either Obligor is a party or by which it or any of its properties are bound; (d)
this  Agreement  constitutes  the legal,  valid and binding  obligation  of each
Obligor,  enforceable against such Obligor in accordance with its terms; (e) all
Payroll Taxes  required to be withheld  from the wages of  Borrower's  employees have been paid or deposited  when due;  (f) each  Obligor is entering  into this
Agreement  freely and voluntarily with the advice of legal counsel of his or its own  choosing;  and (g) each  Obligor has freely and  voluntarily  agreed to the releases, waivers and undertakings set forth in this Agreement.

                                      -9-

            12.  REAFFIRMATION  OF  OBLIGATIONS.  Borrower  hereby  ratifies and reaffirms  the  Loan  Documents  and  all of  its  obligations  and  liabilities thereunder.  Guarantor hereby ratifies and reaffirms the validity,  legality and enforceability of the Guaranty and agrees that such Guaranty is and shall remain in full force and in effect until all the Obligations have been paid in full.

            13.  SPECIFIC  WAIVERS.  Each Obligor hereby waives,  to the fullest extent  permitted by Applicable Law, (a) any and all rights to receive notice in connection  with the  enforcement by Lender of its liens and security  interests with respect to any of the Collateral,  including notices under or in connection with O.C.G.A.  Sections 11-9-610 through 613 and Section  11-9-623,  and (b) the benefit of any statute of limitations  that might  otherwise bar the recovery of any of the Obligations from any one or more of them.

            14. RELATIONSHIP OF PARTIES; NO THIRD PARTY  BENEFICIARIES.  Nothing
in this  Agreement  shall be  construed  to alter the  existing  debtor-creditor relationship  between  Borrower and Lender,  nor is this  Agreement  intended to change or affect in any way the relationship between Lender and Guarantor to one other than a debtor-creditor  relationship.  This Agreement is not intended, nor shall it be  construed,  to create a partnership  or joint venture  relationship between or among any of the parties hereto.  No Person other than a party hereto is intended to be a  beneficiary  hereof and no Person other than a party hereto shall be authorized to rely upon or enforce the contents of this Agreement.

            15. ENTIRE AGREEMENT;  MODIFICATION OF AGREEMENT. This Agreement and
the other Loan Documents constitute the entire understanding of the parties with respect to the subject  matter  hereof and thereof.  This  Agreement  may not be modified,  altered or amended  except by agreement in writing  signed by all the parties hereto.

            16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Georgia.

            17.  NON-WAIVER  OF DEFAULT.  Neither this  Agreement,  nor Lender's agreements hereunder nor Lender's continued providing of extensions of credit at any time extended to Borrower to Borrower in accordance  with this Agreement and the Loan  Documents  shall be deemed a waiver of or  consent  to the  Stipulated
Defaults or any of other Event of  Default.  Obligors  agree that such Events of
Default shall not be deemed to have been waived,  released or cured by virtue of extensions  of credit at any time extended to Borrower,  Lender's  agreements or the execution of this Agreement.

            18. NO  NOVATION,  ETC.  This  Agreement  is not intended to be, nor shall it be construed to create,  a novation or accord and  satisfaction and the
Credit  Agreement  and the other Loan  Documents  shall remain in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Loan  Documents,  the parties  agree that the terms of each of the
Loan Documents shall be strictly adhered to on and after the date hereof, except as expressly modified by this Agreement.

            19.  COUNTERPARTS;  WAIVERS OF NOTICE OF ACCEPTANCE.  This Agreement
may be executed in any number of counterparts and by different parties hereto in separate  counterparts,  each of which  when so  executed  shall  constitute  an original,  but all of which taken together shall be one and the same instrument.

                                      -10-

In proving this  Agreement or any of the other Loan  Documents,  it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.  Notice of Lender's  acceptance hereof is hereby waived.

            20.  REIMBURSEMENT FOR LEGAL EXPENSES.  Borrower agrees to reimburse
Lender for all reasonable costs and expenses,  including legal fees, incurred by
Lender in connection  with the drafting,  negotiation,  execution and closing of this Agreement.

            21. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their  respective  successors and assigns.

            22.  RELEASE  OF  CLAIMS.  TO  INDUCE  LENDER  TO  ENTER  INTO  THIS
AGREEMENT, EACH OBLIGOR HEREBY RELEASES,  ACQUITS AND FOREVER DISCHARGES LENDER,
AND LENDER'S OFFICERS,  DIRECTORS,  AGENTS,  EMPLOYEES,  SUCCESSORS AND ASSIGNS,
FROM ALL LIABILITIES,  CLAIMS, DEMANDS,  ACTIONS OR CAUSES OF ACTION OF ANY KIND
(IF ANY THERE  BE),  WHETHER  ABSOLUTE  OR  CONTINGENT,  DUE OR TO  BECOME  DUE,
DISPUTED OR  UNDISPUTED,  LIQUIDATED OR  UNLIQUIDATED,  AT LAW OR IN EQUITY,  OR
KNOWN OR UNKNOWN, THAT ANY ONE OR MORE OF THEM NOW HAVE OR EVER HAVE HAD AGAINST
LENDER, WHETHER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR
OTHERWISE.

            23.  WAIVER  OF JURY  TRIAL.  TO THE  FULLEST  EXTENT  PERMITTED  BY
APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY
IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR
ANY OF THE LOAN DOCUMENTS.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

ATTEST:                                     LYNCH SYSTEMS, INC.
                                            ("Borrower")
/s/                                         By:     /s/
--------------------------------                    ----------------------------
Secretary                                   Title:  ____________________________

ATTEST:                                     LYNCH CORPORATION
                                            ("Guarantor")

/s/
----------------------------------          By:
Witness                                     Title:  /s/
                                                    ----------------------------
                                                    ____________________________

                                      -11-

                                            Accepted on June 29, 2005.

                                            SUNTRUST BANK
                                            ("Lender")

                                            By:
                                            Title:  /s/
                                                    ----------------------------
                                                    ____________________________

                                      -12-